EXHIBIT 99.1
NEW’S RELEASE
One Park Place, Suite 700 ■ 621 Northwest 53rd Street ■ Boca Raton, Florida 33487 ■ www.thegeogroupinc.com
CR-09-20
THE GEO GROUP REPORTS SECOND QUARTER 2009 RESULTS
•	2Q GAAP Income from Continuing Operations Increased to $16.5 Million - $0.32 EPS
•	2Q Pro-Forma Income from Continuing Operations Increased to $17.1 Million - $0.33 EPS
•	Issues 3Q09 Earnings Guidance - Pro Forma EPS Range of $0.34 to $0.35
•	Issues 4Q09 Earnings Guidance - Pro Forma EPS Range of $0.36 to $0.37
Boca Raton, Fla. – August 3, 2009 — The GEO Group (NYSE: GEO) (“GEO”) today reported second quarter 2009 financial results. GEO reported second quarter 2009 GAAP income from continuing operations of $16.5 million, or $0.32 per share, based on 51.8 million diluted weighted average shares outstanding compared to $13.9 million, or $0.27 per share, based on 51.8 million diluted weighted average shares outstanding in the second quarter of 2008. Second quarter 2009 pro forma income from continuing operations increased to $17.1 million, or $0.33 per share, based on 51.8 million diluted weighted average shares outstanding from pro forma income from continuing operations of $15.3 million, or $0.30 per share, based on 51.8 million diluted weighted average shares outstanding in the second quarter of 2008.
For the first half of 2009, GEO reported GAAP income from continuing operations of $31.6 million, or $0.61 per share, based on 51.8 million diluted weighted average shares outstanding compared to $25.7 million, or $0.50 per share, based on 51.8 million diluted weighted average shares outstanding for the first half of 2008. Pro forma income from continuing operations for the first half of 2009 increased to $32.9 million, or $0.64 per share, based on 51.8 million diluted weighted average shares outstanding from pro forma income from continuing operations of $28.4 million, or $0.55 per share, based on 51.8 million diluted weighted average shares outstanding for the first half of 2008.
George C. Zoley, Chairman and Chief Executive Officer of GEO, said: “We are pleased with our strong second quarter earnings results and our outlook for 2009. We have continued to deliver sound operational and financial results through our diversified business units, and the demand drivers in our key market segments remain fundamentally strong. Our pipeline of new projects under development scheduled for opening between 2009 and 2010 remains robust with more than 6,800 beds, and we continue to be optimistic about our new business development efforts.”
Pro forma income from continuing operations excludes start-up/transition expenses, international bid and proposal costs, and other items as set forth in the table below, which presents a reconciliation of pro forma income from continuing operations to GAAP income from continuing operations for the second quarter and first half of 2009. Please see the section of this press release below entitled “Important Information on GEO’s Non-GAAP Financial Measures” for information on how GEO defines pro forma income from continuing operations.
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NEWS RELEASE
Table 1. Reconciliation of Pro Forma Income from Continuing Operations to GAAP Income from Continuing Operations

	13 Weeks Ended	13 Weeks Ended	26 Weeks Ended	26 Weeks Ended
(In thousands except per share data)	28-Jun-09	29-Jun-08	28-Jun-09	29-Jun-08
Income from continuing operations	$16,491	$13,852	$31,562	$25,740
Start-up/transition expenses, net of tax	371	1,407	1,074	2,455
International bid and proposal expenses, net of tax	229	49	306	195

Pro forma income from continuing operations	$17,091	$15,308	$32,942	$28,390

Diluted earnings per share
Income from Continuing Operations	0.32	0.27	$0.61	$0.50
Start-up/transition expenses, net of tax	0.01	0.03	0.02	0.05
International bid and proposal expenses, net of tax	0.00	0.00	0.01	0.00

Diluted pro forma earnings per share	$0.33	$0.30	$0.64	$0.55

Weighted average common shares outstanding-diluted	51,835	51,837	51,784	51,782
Business Segment Results
The following table presents a summary of GEO’s segment financial results for the second quarter and first half of 2009.
Table 2. Business Segment Results

	13 Weeks Ended	13 Weeks Ended	26 Weeks Ended	26 Weeks Ended
	28-Jun-09	29-Jun-08	28-Jun-09	29-Jun-08
Revenues
U.S. Corrections	192,265	173,708	384,034	342,099
International Services	29,870	34,999	55,549	69,031
GEO Care	27,860	29,824	56,463	60,269
Construction	26,384	31,463	39,394	61,049

	$276,379	$269,994	$535,440	$532,448

Operating Expenses
U.S. Corrections	140,272	126,544	281,463	252,220
International Services	27,582	31,545	51,063	62,751
GEO Care	24,745	26,522	49,469	53,199
Construction	26,258	31,413	39,189	60,852

	$218,857	$216,024	$421,184	$429,022

Depreciation & Amortization Expense
U.S. Corrections	8,972	8,360	18,055	16,375
International Services	330	404	663	787
GEO Care	328	521	728	1,032
Construction	—	—	—	—

	$9,630	$9,285	$19,446	$18,194

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NEWS RELEASE
Table 2. Business Segment Results (Continued)

	13 Weeks Ended	13 Weeks Ended	26 Weeks Ended	26 Weeks Ended
	28-Jun-09	29-Jun-08	28-Jun-09	29-Jun-08
Compensated Mandays
U.S. Corrections	3,562,116	3,277,807	7,124,082	6,469,245
International Services	525,161	525,161	1,050,322	1,050,322
GEO Care	133,359	139,048	266,938	275,821

	4,220,636	3,942,016	8,441,342	7,795,388

Revenue Producing Beds
U.S. Corrections	41,658	37,844	41,658	37,844
International Services	5,771	5,771	5,771	5,771
GEO Care	1,516	1,528	1,516	1,528

	48,945	45,143	48,945	45,143

Average Occupancy
U.S. Corrections	93.8%	95.9%	94.1%	95.9%
International Services	100.0%	100.0%	100.0%	100.0%
GEO Care	96.7%	100.0%	96.7%	100.0%

	94.7%	96.6%	94.9%	96.6%

Adjusted EBITDA
Second quarter 2009 Adjusted EBITDA increased to $42.3 million from $38.9 million in the second quarter of 2008. For the first half of 2009, Adjusted EBITDA increased to $84.0 million from $73.5 million for the first half of 2008. Please see the section of this press release below entitled “Important Information on GEO’s Non-GAAP Financial Measures” for information on how GEO defines Adjusted EBITDA. The following table presents a reconciliation from Adjusted EBITDA to GAAP Net income for the second quarter and first half of 2009.
Table 3. Reconciliation from Adjusted EBITDA to GAAP Net Income

(In thousands)	13 Weeks Ended	13 Weeks Ended	26 Weeks Ended	26 Weeks Ended
	28-Jun-09	29-Jun-08	28-Jun-09	29-Jun-08
Net income	$16,511	$14,199	$31,216	$26,606
Interest expense, net	5,555	4,924	11,669	10,656
Income tax provision	9,690	8,663	18,831	15,186
Depreciation and amortization	9,630	9,285	19,446	18,194

EBITDA	$41,386	$37,071	$81,162	$70,642

Adjustments, pre-tax
Discontinued operations, (income) loss	(33)	(553)	562	(1,393)
Start-up/transition expenses	604	2,328	1,751	3,985
International bid and proposal expenses	373	81	499	312

Adjusted EBITDA	$42,330	$38,927	$83,974	$73,546

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NEWS RELEASE
Adjusted Free Cash Flow

Adjusted Free Cash Flow for the second quarter of 2009 increased to $22.7 million from $17.4 million for the second quarter of 2008. For the first half of 2009, Adjusted Free Cash Flow increased to $55.3 million from $42.3 million for the first half of 2008. Please see the section of this press release below entitled “Important Information on GEO’s Non-GAAP Financial Measures” for information on how GEO defines Adjusted Free Cash Flow. The following table presents a reconciliation from Adjusted Free Cash Flow to GAAP income from continuing operations for the second quarter and first half of 2009.
Table 4. Reconciliation of Adjusted Free Cash Flow to GAAP Income from Continuing Operations

	13 Weeks Ended	13 Weeks Ended	26 Weeks Ended	26 Weeks Ended
(In thousands)	28-Jun-09	29-Jun-08	28-Jun-09	29-Jun-08
Income from Continuing Operations	$16,491	$13,852	$31,562	$25,740
Depreciation and Amortization	9,630	9,285	19,446	18,194
Income Tax Provision	9,690	8,663	18,831	15,186
Income Taxes Paid	(13,947)	(15,378)	(16,412)	(18,206)
Stock Based Compensation	1,206	821	2,381	1,803
Maintenance Capital Expenditures	(1,708)	(2,481)	(3,679)	(5,117)
Equity in Earnings of Affiliates, Net of Income Tax	(859)	(611)	(1,503)	(1,231)
Noncontrolling Interest	78	162	119	326
Amortization of Debt Costs and Other Non-Cash Interest	1,151	671	2,304	1,335
Start-up/transition expenses	604	2,328	1,751	3,985
International bid and proposal expenses	373	81	499	312

Adjusted Free Cash Flow	$22,709	$17,393	$55,299	$42,327

2009 Financial Guidance

GEO has issued financial guidance for the second half of 2009. For the third quarter 2009, GEO expects total revenues to be in the range of $275.0 million to $280.0 million, including approximately $20.0 million in construction revenues, and earnings to be in a range of $0.34 to $0.35 per diluted share, excluding $0.01 per diluted share in after-tax start-up/transition expenses and international proposal costs.
For the fourth quarter 2009, GEO expects total revenues to be in the range of $300.0 million to $305.0 million, including approximately $25.0 million in construction revenues, and earnings to be in a range of $0.36 to $0.37 per diluted share.
GEO’s guidance is based on a number of assumptions related to GEO’s business including the continued operation of GEO’s current contracts at projected occupancy levels and the activation of GEO’s announced projects under development as scheduled. GEO’s guidance does not reflect the potential impact of an extension or refinancing of GEO’s $240.0 million senior revolving credit facility which matures in September 2010.
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NEWS RELEASE
Conference Call Information

GEO has scheduled a conference call and simultaneous webcast at 11:00 AM (Eastern Time) today to discuss GEO’s second quarter 2009 financial results as well as its progress and outlook. The call-in number for the U.S. is 1-866-831-6267 and the international call-in number is 1-617-213-8857. The participant pass-code for the conference call is 80643452. In addition, a live audio webcast of the conference call may be accessed on the Conference Calls/Webcasts section of GEO’s investor relations home page at www.geogroup.com. A replay of the audio webcast will be available on the website for one year. A telephonic replay of the conference call will be available until September 3, 2009 at 1-888-286-8010 (U.S.) and 1-617-801-6888 (International). The pass-code for the telephonic replay is 58914179. GEO will discuss Non-GAAP (“Pro Forma”) basis information on the conference call. A reconciliation from Non-GAAP (“Pro Forma”) basis information to GAAP basis results may be found on the Conference Calls/Webcasts section of GEO’s investor relations home page at www.geogroup.com.
About The GEO Group, Inc.

The GEO Group, Inc. (“GEO”) is a world leader in the delivery of correctional, detention, and residential treatment services to federal, state, and local government agencies around the globe. GEO offers a turnkey approach that includes design, construction, financing, and operations. GEO represents government clients in the United States, Australia, South Africa, and the United Kingdom. GEO’s worldwide operations include the management and/or ownership of 62 correctional and residential treatment facilities with a total design capacity of approximately 60,000 beds, including projects under development.
Important Information on GEO’s Non-GAAP Financial Measures

Pro forma income from continuing operations, Adjusted EBITDA, and Adjusted Free Cash Flow are non-GAAP financial measures. Pro forma income from continuing operations is defined as income from continuing operations excluding start-up/transition expenses, international bid and proposal expenses, and other items as set forth in Table 1 above. Adjusted EBITDA is defined as EBITDA excluding start-up/transition expenses, international bid and proposal expenses, and other items as set forth in Table 3 above. Adjusted Free Cash Flow is defined as income from continuing operations after giving effect to the items set forth in Table 4 above. A reconciliation of these non-GAAP measures to the most directly comparable GAAP measurements of these items is included above in Tables 1, 3, and 4, respectively. GEO believes that these financial measures are important operating measures that supplement discussion and analysis of GEO’s financial results derived in accordance with GAAP. These non-GAAP financial measures should be read in conjunction with GEO’s consolidated financial statements and related notes included in GEO’s filings with the Securities and Exchange Commission.
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NEWS RELEASE
Safe-Harbor Statement

This press release contains forward-looking statements regarding future events and future performance of GEO that involve risks and uncertainties that could materially affect actual results, including statements regarding estimated earnings, revenues and costs and our ability to maintain growth and strengthen contract relationships. Factors that could cause actual results to vary from current expectations and forward-looking statements contained in this press release include, but are not limited to: (1) GEO’s ability to meet its financial guidance for 2009 given the various risks to which its business is exposed; (2) GEO’s ability to successfully pursue further growth and continue to enhance shareholder value; (3) GEO’s ability to access the capital markets in the future on satisfactory terms or at all; (4) risks associated with GEO’s ability to control operating costs associated with contract start-ups; (5) GEO’s ability to timely open facilities as planned, profitably manage such facilities and successfully integrate such facilities into GEO’s operations without substantial costs; (6) GEO’s ability to win management contracts for which it has submitted proposals and to retain existing management contracts; (7) GEO’s ability to obtain future financing on acceptable terms; (8) GEO’s ability to sustain company-wide occupancy rates at its facilities; and (9) other factors contained in GEO’s Securities and Exchange Commission filings, including the forms 10-K, 10-Q and 8-K reports.
Second quarter and first half 2009 financial tables to follow:

NEWS RELEASE
THE GEO GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME
FOR THE THIRTEEN AND TWENTY-SIX WEEKS ENDED
JUNE 28, 2009 AND JUNE 29, 2008
(In thousands, except per share data)
(UNAUDITED)

	Thirteen Weeks Ended		Twenty-six Weeks Ended
	June 28, 2009	June 29,2008	June 28, 2009	June 29, 2008
Revenues	$276,379	$269,994	$535,440	$532,448
Operating expenses	218,857	216,024	421,184	429,022
Depreciation and amortization	9,630	9,285	19,446	18,194
General and administrative expenses	17,015	17,857	34,251	34,881

Operating income	30,877	26,828	60,559	50,351
Interest income	1,206	1,947	2,296	3,702
Interest expense	(6,761)	(6,871)	(13,965)	(14,358)

Income before income taxes, equity in earnings of affiliate and discontinued operations	25,322	21,904	48,890	39,695
Provision for income taxes	9,690	8,663	18,831	15,186
Equity in earnings of affiliate, net of income tax provision of $334, $300, $584 and $543	859	611	1,503	1,231

Income from continuing operations	16,491	13,852	31,562	25,740
Income (loss) from discontinued operations, net of tax provision (benefit) of $13, $206, $(216) and $527	20	347	(346)	866

Net income	$16,511	$14,199	$31,216	$26,606

Weighted-average common shares outstanding:
Basic	50,802	50,506	50,749	50,429

Diluted	51,835	51,837	51,784	51,782

Income per common share:
Basic:
Income from continuing operations	$0.32	$0.27	$0.62	$0.51
Income from discontinued operations	0.01	0.01	0.00	0.02

Net income per share-basic	$0.33	$0.28	$0.62	$0.53

Diluted:
Income from continuing operations	$0.32	$0.27	$0.61	$0.50
Income (loss) from discontinued operations	0.00	0.00	(0.01)	0.01

Net income per share-diluted	$0.32	$0.27	$0.60	$0.51

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NEWS RELEASE
THE GEO GROUP, INC.
CONSOLIDATED BALANCE SHEETS
JUNE 28, 2009 AND DECEMBER 28, 2008
(In thousands, except share data)

	June 28, 2009	December 28, 2008
	(Unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$47,177	$31,655
Restricted cash	13,313	13,318
Accounts receivable, less allowance for doubtful accounts of $350 and $625	189,530	199,665
Deferred income tax asset, net	17,340	17,340
Other current assets	12,112	12,911
Current assets of discontinued operations	—	7,031

Total current assets	279,472	281,920

Restricted Cash	21,560	19,379
Property and Equipment, Net	940,889	878,616
Assets Held for Sale	4,348	4,348
Direct Finance Lease Receivable	35,093	31,195
Deferred Income Tax Assets, Net	4,417	4,417
Goodwill	22,293	22,202
Intangible Assets, Net	11,910	12,393
Other Non-Current Assets	36,436	33,942
Non-Current Assets of Discontinued Operations	—	209

	$1,356,418	$1,288,621

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$65,006	$56,143
Accrued payroll and related taxes	28,622	27,957
Accrued expenses	91,136	82,442
Current portion of capital lease obligations, long-term debt and non-recourse debt	18,788	17,925
Current liabilities of discontinued operations	—	1,459

Total current liabilities	203,552	185,926

Deferred Income Tax Liability	14	14
Other Non-Current Liabilities	31,692	28,876
Capital Lease Obligations	14,779	15,126
Long-Term Debt	386,486	378,448
Non-Recourse Debt	100,551	100,634
Shareholders’ equity	619,344	579,597

	$1,356,418	$1,288,621

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